Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR - 1A	X
Schedule of Professional Fees Paid	MOR - 1B	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR - 2	X
Balance Sheet	MOR - 3	X
Status of Postpetition Taxes			X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR -4	X	X
Listing of aged accounts payable	MOR - 4	X	X
Accounts Receivable Reconciliation and Aging	MOR - 5	X
Debtor Questionnaire	MOR - 5A	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

1/26/2018
Signature of Authorized Individual*	Date

Alan D. Holtz	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

Notes to the Monthly Operating Report

The Monthly Operating Report includes the activity for the following debtors:

Debtor	Case Number
Appvion, Inc.	17 - 12082
Paperweight Development Corp	17 - 12083
PDC Capital Corp	17 - 12084
Accounts Receivables Funding I LLC	17 - 12085
APVN Holdings LLC	17 - 12086

General Notes:

The financial statements contained in this Monthly Operating Report (“MOR”) include, for each of the Debtors, the balance sheet as of December 30, 2017 and the statement of operations for the period from November 27, 2017 through December 30, 2017. The MOR has been prepared to fulfill the monthly reporting requirements applicable in these chapter 11 cases as set forth by the Office of the United States Trustee. The information contained herein is unaudited, is limited in scope, and is subject to change.    Certain information and notes normally included in financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) have been omitted.

Notes to MOR 1:

Receipts

Receipts for Appvion, Inc. include collections from the sale of paper products as well as intercompany transfers from Accounts Receivable Funding I LLC (“ARF”), a Debtor, and Appvion Canada, Inc., a non-Debtor. Amounts transferred from Appvion Canada, Inc. reflect CAD-denominated collections less disbursements related to Appvion Canada, Inc. operations.

Disbursements

Categories of payments made during the period include both those which have cleared the bank and those which have not. For financial reporting purposes, outstanding checks are not deemed to be a disbursement, and thus the amount of such has been added back to the categorized amounts. This add-back is reflected in a single line item.

The “Unclassified” line item includes spend for vendors not specifically broken out in other categories.

Notes to MOR 1A:

The Debtors prepare bank reconciliations for all open and active bank accounts on a monthly basis. Check registers and/or disbursement journals are maintained for each disbursement account within the Debtors’ financial accounting systems. Bank statements and reconciliations for all open and active bank accounts are retained by the Debtors and are available upon request by the United States Trustee’s office. See Notes to MOR 1 above regarding outstanding checks.

This schedule excludes the following restricted cash accounts:

1.	Fifth Third Bank Utility account xxxxxx2899 (balance at 12/30/17 of $800k)

2.	Fifth Third Cash collateral for existing L/Cs xxxxxx2865 (balance at 12/30/17 of $4,775k)

3.	US Bank cash P-Card account xxxxx1284 (balance at 12/30/17 of $500k)

Notes to MOR 2:

Accrual Basis

The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

Notes to the Monthly Operating Report

Notes to MOR 3:

The balance sheet is presented without intercompany eliminations. Receivable and payable balances related to affiliates include both Debtor and non-Debtor entities.

Prepetition and Postpetition Liabilities

Current liabilities at Appvion, Inc. reflect postpetition liabilities. The Debtors’ current estimate of prepetition liabilities of Appvion, Inc. is included in the “Liabilities Subject to Compromise.” These estimates for Appvion, Inc., as well as liabilities of other Debtors, remain subject to analysis for further reclassification as prepetition or postpetition.

Restricted Cash

Refer above to Notes to MOR 1A for detail of this balance

Notes to MOR 4:

Postpetition Taxes

The Debtors are current with respect to payment of all undisputed postpetition taxes.

Tax Returns

No tax returns, including IRS Form 6123, were filed during the reporting period.

Accounts Payable

The postpetition balances include:

1)	Open and outstanding invoices that have been entered into the Debtors’ accounts payable system, and

2)	Estimates for amounts due but not yet invoiced

All post-petition obligations are being paid when due. Amounts included in 0-30 DPD category represent payments awaiting matching against receiving documentation and/or reconciliation with cash-in-advance arrangements.

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For the Period November 27, 2017 through December 30, 2017

(Unaudited)

In Thousands USD	Appvion, Inc.	Paperweight Development Corp	PDC Capital Corp	Accounts Receivables Funding I LLC	APVN Holdings LLC
Operating Receipts:
Collections	$12,983	$—	$—	$47,946	$—
Intercompany Transfer (Debtor)	44,262	—	—	—	—
Intercompany Transfer (non-Debtor)	3,961	—	—	—	—
Less Deposits in Transit	—	—	—	—	—

Total Operating Receipts	$61,207	$—	$—	$47,946	$—
Operating Disbursements:
Payroll & Taxes	$(8,230)	$—	$—	$—	$—
Pension	(51)	—	—	—	—
Materials	(42,534)	—	—	—	—
Repairs & Maintenance	(817)	—	—	—	—
Utilities	(2,941)	—	—	—	—
Freight	(4,560)			—
Insurance	(2,202)	—	—	—	—
IT & Professional Services	(803)	—	—	—	—
Customer Rebates	(960)	—	—	—	—
Unclassified	(4,548)	—	—	—	—
Intercompany Transfer (Debtor)	—	—	—	(44,262)	—
Intercompany Transfer (non-Debtor)	—	—	—	(4,404)	—
Add outstanding checks and payments in transit	3,109	—	—	—	—

Total OperatingDisbursements	$(64,538)	$—	$—	$(48,667)	$—
Non-Operating Cash Flows:
Restructuring Professional Fees	$(5,891)	$—	$—	$—	$—
KERP / KEIP	(329)	—	—	—	—
CapEx	(1,975)	—	—	—	—
Cash Collateral and L/Cs	(500)	—	—	—	—
Interest / Fees	(2,613)	—	—	—	—
A/R Securitization Payoff	—	—	—	—	—
Other	—	—	—	—	—

Total Non-Operating Cash Flows	$(11,309)	$—	$—	$—	$—
Total Disbursements	$(75,847)	$—	$—	$(48,667)	$—
Net Cash Flow	$(14,641)	$—	$—	$(720)	$—
Beginning Cash Balance	$15,060	$—	$—	$1,467	$—
Net Cash Flow	(14,641)	—	—	(720)	—
Drawdown/Paydown (+/-)	10,000	—	—	—	—

Ending Cash Balance	$10,419	$—	$—	$746	$—

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 1A

BANK RECONCILIATIONS

As of December 30, 2017

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

In Thousands USD

Debtor	Bank	Account No.	Cash (Book Balance)	Outstanding Checks	Outstanding Deposits	Other	Cash (Bank Balance)
Appvion, Inc.	Fifth Third Bank	xxxxxx2579	$9,970	$0	$0	$0	$9,970
Appvion, Inc.	Fifth Third Bank	xxxxxx1944	0	0	0	0	0
Appvion, Inc.	Fifth Third Bank	xxxxxx7683	50	0	0	1	51
Appvion, Inc.	Fifth Third Bank	xxxxxx1886	0	0	0	0	0
Appvion, Inc.	Fifth Third Bank	xxxxxx1829	0	0	0	0	0
Appvion, Inc.	Citibank London	xxxx4967	176	0	0	(5)	171
Appvion, Inc.	Citibank London	xxxx1378	161	0	0	(0)	161
Appvion, Inc.	BMO Bank	xxx431	63	0	0	0	63

Total			$10,419	$0	$0	($4)	$10,416
Accounts Receivables Funding I LLC	Royal Bank of Canada	xxx8812	$448	$0	$0	$0	$448
Accounts Receivables Funding I LLC	Royal Bank of Canada	xxx4107	49	0	0	0	49
Accounts Receivables Funding I LLC	Fifth Third Bank	xxxxxx8457	249	0	0	0	249
Accounts Receivables Funding I LLC	Fifth Third Bank	xxxxxx8465	0	0	0	0	0

Total			$746	$0	$0	$0	$746

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 1B

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

For the Period November 27, 2017 through December 30, 2017

		Amount Approved		Check		Amount Paid
Payee	Period Covered		Payor	Number	Date	Fees	Expenses
AP SERVICES INC	10/16 -10/31	$425,288	Appvion, Inc.	ACH	11/28/2017	$409,607	$15,681
AP SERVICES INC	11/1 -11/15	404,701	Appvion, Inc.	ACH	12/5/2017	377,741	26,960
DLA PIPER	Oct 2017	910,962	Appvion, Inc.	ACH	12/8/2017	860,064	50,898
PEPPER HAMILTON LLP	Thru 10/31	5,606	Appvion, Inc.	ACH	12/8/2017	5,581	25
PJT PARTNERS LP	Dec 2017	151,131	Appvion, Inc.	ACH	12/8/2017	150,000	1,131
STROOCK & STROOCK & LAVAN LLP	Thru 9/30	127,040	Appvion, Inc.	ACH	12/8/2017	120,057	6,983
STROOCK & STROOCK & LAVAN LLP	Thru 10/31	381,580	Appvion, Inc.	ACH	12/8/2017	378,303	3,277
O’MELVENY & MYERS LLP	Thru 10/31	558,625	Appvion, Inc.	3001451	12/8/2017	544,105	14,520
COVINGTON & BURLING LLP	Thru 11/30	65,599	Appvion, Inc.	WIRE	12/28/2017	64,606	993
PRIME CLERK LLC	Thru 11/30	183,131	Appvion, Inc.	ACH	12/13/2017	77,700	105,431
AP SERVICES INC	11/15 -11/30	247,636	Appvion, Inc.	ACH	12/15/2017	231,352	16,284
HOULIHAN LOKEY CAPITAL INC	Oct - Nov 2017	314,588	Appvion, Inc.	ACH	12/15/2017	300,000	14,588
STROOCK & STROOCK & LAVAN LLP	Thru 11/30	152,040	Appvion, Inc.	ACH	12/15/2017	148,465	3,575
O’MELVENY & MYERS LLP	Nov 2017	165,436	Appvion, Inc.	ACH	12/27/2017	150,000	15,436
PRIME CLERK LLC	Thru 12/15	46,869	Appvion, Inc.	ACH	12/27/2017	31,327	15,542
DLA PIPER	Nov 2017	436,244	Appvion, Inc.	ACH	12/28/2017	422,485	13,759
JONES DAY	Thru 10/31	94,199	Appvion, Inc.	WIRE	12/28/2017	91,525	2,674
PACHULSKI STANG ZIEHL & JONES LLP	Thru 10/31	20,564	Appvion, Inc.	WIRE	12/29/2017	20,442	122
RICHARDS LAYTON & FINGER	Thru 11/30	91,640	Appvion, Inc.	WIRE	12/28/2017	86,484	5,156
GUGGENHEIM SECURITIES LLC	Oct 2017	808,963	Appvion, Inc.	ACH	12/22/2017	800,000	8,963
LOWENSTEIN SANDLER LLP	Oct 2017	194,785	Appvion, Inc.	ACH	12/22/2017	193,992	793
US BANK—CORP TRUST SVCS	Thru 11/30	50,472	Appvion, Inc.	3001915	12/27/2017	48,839	1,633
YOUNG CONAWAY STARGATE & TAYLOR LLP	Thru 10/31	53,768	Appvion, Inc.	WIRE	12/28/2017	51,951	1,817

Total		$5,890,867

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 2

STATEMENTS OF OPERATIONS

For the Period November 27, 2017 through December 30, 2017

In Thousands USD	Appvion, Inc.	Paperweight Development Corp	PDC Capital Corp	Accounts Receivables Funding I LLC	APVN Holdings LLC
Net sales	$60,323	$—	$—	$—	$—
Cost of sales	49,622	—	—	—	—

Gross profit	10,701	—	—	—	—
Selling, general, and administrative expenses	10,516	—	—	—	3

Operating income (loss)	$185	$—	$—	$—	$(3)

Other expense (income)
Interest expense, net	$2,957	$130	$—	$—	$—
Reorganization items, net	4,618	—	—	—	—
Other Pension Expense	—	—	—	—	—
Foreign exchainge (gain) loss	55	—	—	(5)	—
Other expense (income)	106	—	—	—	—

Total other expense (income)	$7,736	$130	$—	$(5)	$—

Income (loss) before income taxes	$(7,551)	$(130)	$—	$5	$(3)
Provision for income taxes	1	—	—	—	—

Net income (loss)	$(7,552)	$(130)	$—	$5	$(3)

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 3

BALANCE SHEETS

As of December 30, 2017

In Thousands USD	Appvion, Inc.	Paperweight Development Corp	PDC Capital Corp	Accounts Receivables Funding I LLC	APVN Holdings LLC
ASSETS
CURRENT ASSETS
Cash	$10,419	$—	$—	$746	$—
Restricted Cash	6,075	—	—	—	—
Accounts receivable	58,196	—	—	—	—
Receivables—affiliated	34,467	—	—	—	—
Inventory	92,893	—	—	—	—
Other current assets	20,737	—	—	—	—

Total current assets	$222,787	$—	$—	$746	$—
Property, plant, and equipment, net	$192,211	$—	$—	$—	$—
Intangible Assets	34,593	(2,181)	—	—	—
Other Assets	5,555	(301,298)	12	—	—

Total assets	$455,146	$(303,479)	$12	$746	$—

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$302,185	$—	$—	$—	$—
Accounts payable	26,709	—	—	—	—
Payable to affiliated	—	30,947	—	3,726	—
Accrued interest	1,656	—	—	—	—
Other accrued liabilities	27,414	—	—	—	—

Total current liabilities	$357,964	$30,947	$—	$3,726	$—
LONG-TERM LIABILITIES
Long-term debt, net	$—	$—	$—	$—	$—
Postretirement benefits other than pension	—	—	—	—	—
Accrued pension	—	—	—	—	—
Liabilities subject to compromise	434,293	—	—	—	—
Other long-term liabilities	50	—	—	—	—

Total liabilities	$792,307	$30,947	$—	$3,726	$—
STOCKHOLDER’S EQUITY
Common Stock, $.01 par value, 30,000,000 shares authorized; 5,823,112 shares issued and outstanding	$10,500	$91,760	$—	$—	$—
Paid in Capital	324,078	—	12	—	—
Accumulated deficit	(987,428)	(426,186)	—	(2,980)	—
Purch Price Adj—Affiliated	299,227	—	—	—	—
Accumulated other comprehensive income	16,462	—	—	—	—

Total stockholder’s equity	(337,161)	(334,426)	12	(2,980)	—

Total liabilities and stockholder’s equity	$455,146	$(303,479)	$12	$746	$—

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 4

SUMMARY OF UNPAID POSTPETITION DEBTS

As of December 30, 2017

In Thousands USD	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Appvion, Inc.
Total	$25,842	$867	$0	$0	$0	$26,709

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 5

ACCOUNTS RECEIVABLE AGING

As of December 30, 2017

In Thousands USD	Days Aged
	Current	0-30	31-60	61-90	Over 90	Total
Appvion, Inc.
Trade	$51,817	$4,815	$418	$106	$317	$57,473
Other	3,979	0	0	0	0	3,979
Reserve	0	0	0	0	0	(3,256)

Total	$55,796	$4,815	$418	$106	$317	$58,196

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 11/27/17 - 12/30/17

MOR - 5A

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	Note 1

Note 1 - The Company opened the following accounts during the period:

1. Account xxxxx1284 at US Bank on 12/6/17, used for cash deposit for Pcard program

MOR

(04/07)